UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 29, 2004
                                                          ---------------



                               ROSS SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


          0-19092                                        94-2170198
 ---------------------------                  -------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)


            Two Concourse Parkway, Suite 800, Atlanta, Georgia 30328
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 770-351-9600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  Other Events and Required FD Disclosure

     On September 4, 2003, chinadotcom corporation, CDC Software Holdings, Inc. and Ross Systems, Inc. (collectively, the "Parties") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger (the "Merger") of CDC Software Holdings, Inc. with and into Ross Systems, Inc., with Ross Systems surviving as a wholly owned subsidiary of chinadotcom. On October 3, 2003, the Parties executed an amendment to the Merger Agreement removing the obligations of the Parties to use their reasonable best efforts to cause the Merger to qualify as a tax-free reorganization and removing chinadotcom's obligation to cause its outside counsel to deliver an opinion to Ross and its stockholders relating to a tax-free reorganization.

     On January 7, 2004, the Parties entered into a second amendment to the Merger Agreement (the "Second Amendment"). The Second Amendment amended the Merger Agreement to provide, among other things, Ross Systems stockholders with the right to elect to receive, for each share of Ross Systems common stock, either $19.00 in a combination of cash and chinadotcom shares or $17.00 in cash. Under the Second Amendment, Ross Systems stockholders were entitled to make this election at any time prior to the close of business on the tenth business day following the closing.

     On April 29, 2004, the Parties executed a third amendment to the Merger Agreement (the "Third Amendment"). The Third Amendment changed the deadline for Ross Systems stockholders to make the election described above from the close of business on the tenth business day after the closing to the close of business on the business day immediately preceding the closing date.

     The Third Amendment is attached as Exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1 Third Amendment dated April 29, 2004 to the Agreement and Plan of Merger dated as of September 4, 2003 and amended as of October 3, 2003 and as of January 7, 2004, by and among chinadotcom corporation, CDC Software Holdings, Inc. and Ross Systems, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              ROSS SYSTEMS, INC.
                                                  (Registrant)



                                        By:    /s/  Verome M. Johnston
                                               -----------------------
                                              Verome M. Johnston
                                              Vice President and Chief Financial
                                              Officer

Dated:   April 30, 2004

                                               EXHIBIT INDEX

  Number            Description
  ---------         -----------

  99.1 Third Amendment dated April 29, 2004 to the Agreement and Plan of Merger dated as of September 4, 2003 and amended as of October 3, 2003 and as of January 7, 2004, by and among chinadotcom corporation, CDC Software Holdings, Inc. and Ross Systems, Inc.